Exhibit 99.1

               Columbia Bancorp Reports Record Earnings for 2003

    COLUMBIA, Md., Jan. 22 /PRNewswire-FirstCall/ -- Columbia Bancorp
(Nasdaq: CBMD), parent company of The Columbia Bank (the "Bank"), today announced net income for the year ended December 31, 2003 of $11.90 million ($1.62 per diluted share) compared to $10.87 million ($1.50 per diluted share) for 2002, a 9.5% increase. Core net income (net income exclusive of non-recurring income related to the sale of the Company's administrative office building in the fourth quarter 2002) for 2003 and 2002 was $11.90 million and $10.44 million, respectively, representing an increase of 14.1%. Reported net income for the fourth quarters in 2003 and 2002 was $3.13 million and $3.48 million, respectively. Core net income for the fourth quarter 2003 totaled $3.13 million ($.42 per diluted share) compared to $3.04 million ($.42 per diluted share) for the fourth quarter 2002.

    For the year ended December 31, 2003, return on average equity was 14.63% compared to 14.17%, exclusive of non-recurring income, and 14.77%, as reported, for 2002. Return on average equity for the fourth quarter 2003 was 14.55% compared to 15.40%, exclusive of non-recurring income, and 17.61%, as reported, for 2002.

    Total assets at December 31, 2003 were $1.03 billion, representing growth on a year-to-year basis of 4.8%. The strength in loan growth reported throughout the year continued in the fourth quarter 2003 with loans, net of unearned income, ending the year at $835.48 million, up $170.66 million or 25.7% since December 31, 2002. Loan growth during 2003 was primarily supported by strength in the Company's real estate development and construction, commercial and retail loan portfolios, which increased $85.04 million (45.5%), $57.03 million (28.8%) and $25.94 million (18.1%), respectively. Customer funding sources, representing deposits plus other short-term borrowings from customers, increased 1.4% to $890.85 million at December 31, 2003. The modest growth in customer funding sources was achieved despite a decrease in balances maintained by title company customers of $50.39 million, which corresponded with the sharp decline in mortgage refinancing activity at year-end. Stockholders' equity climbed to $85.45 million, or 11.1%, since December 31, 2002, representing a tangible book value of $11.92. The Company continued its uninterrupted payment of quarterly cash dividends since 1994, increasing the quarterly dividend amount 20% to $.15 per share in December 2003.

    Core operating performance during 2003 as compared to 2002 was driven by an increase in net interest income of $3.58 million, or 9.7%, and an increase in noninterest income of $1.74 million, or 24.1%, adjusted to exclude non-recurring income in 2002. Exceptional loan growth during 2003 and modest improvement in the net interest margin (FTE) from 4.37% to 4.42% contributed to the growth in net interest income. Growth in noninterest income during the year was influenced by increased gains on sales of mortgage loans, net of costs, of $857,000, increased fees charged for deposit services of $424,000, and increased revenues from the sale of financial products of $306,000.

    The Company was successful in continuing efforts to leverage its overhead structure by limiting the increase in noninterest expenses during 2003 to $2.80 million or 10.3%, while core operating income (net interest income plus noninterest income adjusted to exclude non-recurring income) increased $5.32 million or 12.0%. The increase in noninterest expense during the year included: (i) an increase of $1.20 million in salaries and payroll taxes, reflecting merit and promotion adjustments and increased business activities;
(ii) an increase in employee benefits of $463,000, reflecting costs associated with the Company's Deferred Compensation Plan driven by an appreciation in the Company's common stock from $22.03 at December 31, 2002 to $31.95 at December 31, 2003, a 45% increase; (iii) an increase in occupancy costs of $478,000 reflecting the transition from property ownership in 2002 to rental in 2003; and (iv) an increase in data processing costs of $299,000, reflecting increased transaction activity.

    Asset quality remained strong at December 31, 2003, with non-performing assets totaling only $964,000. As of December 31, 2003, non-performing assets represented .09% of total assets. At December 31, 2003, the allowance for credit losses totaled $10.83 million, or 1.30% of loans, compared to $8.84 million, or 1.33% of loans, at December 31, 2002. The Company recorded net recoveries during 2003 of $819,000. The provision for loan losses increased from $835,000 in 2002 to $1.17 million in 2003, reflecting loan growth.


    FOURTH QUARTER FINANCIAL HIGHLIGHTS

     * Loans, net of unearned income increased $38.38 million since September 30, 2003, representing an annualized growth rate of 19.3%.

     * Net interest income (FTE) increased $958,000 or 9.7% over the fourth quarter of 2002.

     * The net interest margin improved, increasing from 4.31% during the fourth quarter 2002 to 4.43% during the fourth quarter 2003.

     * Gains on sales of mortgage loans, net of costs, declined $568,000, reflecting the sharp decline in mortgage financing activity.

     * Quarterly cash dividends increased 20% from $.125 per share to $.15 per share.

    ABOUT COLUMBIA BANCORP

    Columbia Bancorp, headquartered in Columbia, Maryland, is a bank holding company and parent company of The Columbia Bank, a commercial bank. The Columbia Bank currently operates twenty-four banking offices in the Baltimore/Washington Corridor and provides a full range of financial services to consumers and businesses. Columbia Bancorp's Common Stock is traded on the National Market tier of The Nasdaq Stock Market(SM) under the symbol "CBMD".


    NON-GAAP PRESENTATION

    This press release includes disclosure and discussion of the net interest margin and efficiency ratio which are reported on a fully tax-equivalent basis ("FTE"). This press release also includes disclosure and discussion of net income, noninterest income, the efficiency ratio, earnings per share, and return on average equity, exclusive of non-recurring income. These amounts and ratios are non-GAAP financial measures as defined in Securities and Exchange Commission ("SEC") Regulation G and Item 10 of SEC Regulation S-K. Management believes that these measures are better indicators of operating performance than the GAAP-based ratios and better tools for managing net interest income, noninterest income, and noninterest expenses. A complete reconciliation of the GAAP-based and non-GAAP information included in this press release is provided in the following schedules. Non-GAAP information presented by other companies may not be comparable to that presented herein, since each company may define non-GAAP measures differently.


    FORWARD-LOOKING STATEMENTS

    Certain statements contained in this Press Release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements are based on Columbia Bancorp's current intent, belief and expectations. These statements are not guarantees of future performance and are subject to certain risks and uncertainties that are difficult to predict. Actual results may differ materially from these forward-looking statements because of interest rate fluctuations, a deterioration of economic conditions in the Baltimore/Washington metropolitan area, a downturn in the real estate market, losses from impaired loans, an increase in non-performing assets, potential exposure to environmental laws, federal and state bank laws and regulations, the highly competitive nature of the banking industry, a loss of key personnel, changes in accounting standards and other risks described in this filing and the Company's other filings with the Securities and Exchange Commission. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today's date. Columbia Bancorp undertakes no obligation to update or revise the information contained in this filing whether as a result of new information, future events or circumstances or otherwise. Past results of operations may not be indicative of future results.



                               COLUMBIA BANCORP
                             Financial Highlights
                 (Dollars in Thousands Except Per-Share Data

                                                 As of and Twelve Months
                                                         Ended
                                                       December 31,
                                               2003       2002      % Change
                                                       (unaudited)
    SUMMARY OF OPERATING
     RESULTS:
      GAAP-based:
        Interest income                      $51,403     $52,566      (2.2%)
        Interest expense                      10,736      15,479     (30.6%)
          Net interest income                 40,667      37,087       9.7%
        Provision for credit losses            1,170         835      40.1%
        Noninterest income                     8,963       7,945      12.8%
        Noninterest expense                   29,970      27,166      10.3%
          Income before taxes                 18,490      17,031       8.6%
        Income tax provision                   6,586       6,160       6.9%
          Net income                          11,904      10,871       9.5%

      Based on core operating performance
       (a):
        Tax equivalent interest income       $51,942     $52,867      (1.7%)
        Interest expense                      10,736      15,479     (30.6%)
          Tax equivalent net interest
           income                             41,206      37,388      10.2%
        Tax equivalent adjustment                539         301      79.1%
          Net interest income                 40,667      37,087       9.7%
        Provision for credit losses            1,170         835      40.1%
        Noninterest income                     8,963       7,225      24.1%
        Noninterest expense                   29,970      27,166      10.3%
          Income before taxes                 18,490      16,311      13.4%
        Income tax provision                   6,586       5,876      12.1%
          Net income                          11,904      10,435      14.1%

    PER SHARE DATA:
        Net income:
           GAAP-based:
              Basic                            $1.67       $1.53       9.2%
              Diluted                          $1.62       $1.50       8.0%
           Based on core operating
            performance (a):
              Basic                            $1.67       $1.47      13.5%
              Diluted                          $1.62       $1.44      12.4%
        Average number of shares
         outstanding:
            Basic                          7,133,937   7,099,502       0.5%
            Diluted                        7,369,736   7,263,037       1.5%
        Book value, at period end             $11.92      $10.82      10.1%
        Tangible book value, at period
         end                                  $11.92      $10.82      10.1%
        Cash dividends declared               $0.525      $0.455      15.4%

    PERIOD END DATA:
        Loans, net of unearned income       $835,484    $664,826      25.7%
        Investment securities and
         securities
           available-for-sale                133,927     151,498     (11.6%)
        Assets                             1,029,255     982,002       4.8%
        Noninterest-bearing deposits         206,323     171,182      20.5%
        Interest-bearing deposits            581,285     559,431       3.9%
            Total deposits                   787,608     730,613       7.8%
        Customer funding sources (b)         890,852     878,516       1.4%
        Stockholders' equity                  85,449      76,923      11.1%

    PERFORMANCE RATIOS:
      GAAP-based:
        Return on average assets               1.22%       1.20%
        Return on average stockholders'
         equity                               14.63%      14.77%
        Net interest margin                    4.36%       4.34%
        Efficiency ratio                      60.39%      60.33%
      Based on core operating performance
       (a):
        Return on average assets               1.22%       1.15%
        Return on average stockholders'
         equity                               14.63%      14.17%
        Net interest margin (FTE)              4.42%       4.37%
        Efficiency ratio (FTE)                59.74%      60.89%

    CAPITAL RATIOS:
        Period-end capital to risk-
         weighted assets:
            Tier 1                             9.28%       9.84%
            Total                             10.45%      10.97%
        Period-end tier 1 leverage ratio       8.43%       7.98%

    ASSET QUALITY:
        Net recoveries (charge-offs)            $819        $(20)  (4195.0%)
        Nonperforming assets:
            Nonaccrual loans                     892         563      58.4%
            Loans 90+ days past due and
             accruing                             72         168     (57.1%)
            Other real estate owned                -         178    (100.0%)
                Total nonperforming
                 assets and past due
                 loans                           964         909       6.1%
        Allowance for credit losses to
         loans, net
             of unearned income, at
              period-end                       1.30%       1.33%
        Nonperforming and past due loans
         to total
            loans, net of unearned
             income, at period-end             0.12%       0.11%
        Nonperforming assets and past due
         loans
            to total assets, at period-
             end                               0.09%       0.09%
        Annualized net recoveries
         (charge-offs) to average
              loans, net of unearned
               income                          0.11%       0.00%


    NONINTEREST INCOME AND EXPENSE
     BREAKDOWN:
        Noninterest income:
            Fees charged for deposit
             services                         $3,994      $3,570      11.9%
            Gains on sales of mortgage
             loans,
                 net of costs                  2,955       2,098      40.8%
            Net income on other real
             estate owned                         22         110     (80.0%)
            Gain on sale of investment
             securities                           28           -       0.0%
            Gain (loss) on sale of other
             assets, net                         (10)        757    (101.3%)
            Financial Services sales             606         300     102.0%
            Other noninterest income           1,368       1,110      23.2%
                                               8,963       7,945      12.8%
        Noninterest expenses:
            Salaries and payroll taxes        14,350      13,146       9.2%
            Employee benefits                  2,101       1,638      28.3%
            Occupancy, net                     3,818       3,340      14.3%
            Equipment                          1,958       1,852       5.7%
            Data processing                    1,955       1,656      18.1%
            Marketing                          1,038         887      17.0%
            Other noninterest expenses         4,750       4,647       2.2%
                                              29,970      27,166      10.3%

    AVERAGE BALANCES:
        Federal funds sold and
            interest-bearing deposits (c)    $25,158     $21,268      18.3%
        Investment securities and
         securities
            available-for-sale               144,445     174,036     (17.0%)
        Loans, net of unearned income        747,153     649,631      15.0%
        Loans originated for sale (c)         15,707       9,795      60.4%
        Total earning assets                 932,463     854,730       9.1%
        Total assets                         977,201     907,465       7.7%
        Interest-bearing deposits:
            NOW accounts                      89,366      75,017      19.1%
            Savings / money market
             accounts                        199,352     173,876      14.7%
            Time deposits                    280,638     278,743       0.7%
        Noninterest-bearing deposits         175,906     149,546      17.6%
        Total deposits                       745,262     677,182      10.1%
        Short-term borrowings (c)            121,158     126,293      (4.1%)
        Long-term borrowings                  20,000      20,000       0.0%
        Total interest-bearing
         liabilities                         710,514     673,929       5.4%
        Stockholders' equity                  81,377      73,622      10.5%

    YIELD ANALYSIS:
        Federal funds sold and
            interest-bearing deposits          1.11%       1.47%
        Investment securities and
         securities
            available-for-sale (FTE)           4.41%       4.99%
        Loans, net of unearned income
         (FTE)                                 5.94%       6.65%
        Total yield on earning assets
         (FTE)                                 5.57%       6.19%

        Interest-bearing deposits
            NOW accounts                       0.12%       0.23%
            Savings and money market
             accounts                          0.54%       1.26%
            Time deposits                      2.72%       3.65%
        Short-term borrowings                  0.71%       1.47%
        Long-term borrowings                   5.34%       5.34%
        Total cost of interest-bearing
         liabilities                           1.51%       2.30%


    (a) Core operating performance reflects GAAP-based performance presented on a fully tax-equivalent basis, exclusive of non-recurring items. For the periods presented, non-recurring items include the gain of $720,000 on the sale of the administrative building in the fourth quarter of 2002, net of the tax effect of $284,000.
    (b) Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.
    (c) Variances reflect significant fluctuations in account balances due to the nature of the accounts.

           Certain reclassifications of information previously reported have been made to conform with current presentation.

                                                 As of and Three Months
                                                           Ended
                                                        December 31,
                                                2003         2002    % Change
                                                        (unaudited)
    SUMMARY OF OPERATING
     RESULTS:
      GAAP-based:
        Interest income                       $13,151      $13,288      (1.0%)
        Interest expense                        2,507        3,490     (28.2%)
          Net interest income                  10,644        9,798       8.6%
        Provision for credit losses               120           35     242.9%
        Noninterest income                      1,848        2,979     (38.0%)
        Noninterest expense                     7,587        7,250       4.6%
          Income before taxes                   4,785        5,492     (12.9%)
        Income tax provision                    1,652        2,015     (18.0%)
          Net income                            3,133        3,477      (9.9%)

      Based on core operating performance
       (a):
        Tax equivalent interest income        $13,339      $13,364      (0.2%)
        Interest expense                        2,507        3,490     (28.2%)
          Tax equivalent net interest
           income                              10,832        9,874       9.7%
        Tax equivalent adjustment                 188           76     147.4%
          Net interest income                  10,644        9,798       8.6%
        Provision for credit losses               120           35     242.9%
        Noninterest income                      1,848        2,259     (18.2%)
        Noninterest expense                     7,587        7,250       4.6%
          Income before taxes                   4,785        4,772       0.3%
        Income tax provision                    1,652        1,731      (4.6%)
          Net income                            3,133        3,041       3.0%

    PER SHARE DATA:
        Net income:
           GAAP-based:
              Basic                             $0.44        $0.49     (10.2%)
              Diluted                           $0.42        $0.48     (12.5%)
           Based on core operating
            performance (a):
              Basic                             $0.44        $0.43       2.1%
              Diluted                           $0.42        $0.42       1.2%
        Average number of shares
         outstanding:
            Basic                           7,164,091    7,102,582       0.9%
            Diluted                         7,413,256    7,284,434       1.8%
        Book value, at period end               na           na         na
        Tangible book value, at period
         end                                    na           na         na
        Cash dividends declared                $0.150       $0.125      20.0%

    PERIOD END DATA:
        Loans, net of unearned income
        Investment securities and
         securities
           available-for-sale
        Assets
        Noninterest-bearing deposits
        Interest-bearing deposits
            Total deposits
        Customer funding sources (b)
        Stockholders' equity

    PERFORMANCE RATIOS:
      GAAP-based:
        Return on average assets                1.23%        1.43%
        Return on average stockholders'
         equity                                14.55%       17.61%
        Net interest margin                     4.36%        4.28%
        Efficiency ratio                       60.73%       56.74%
      Based on core operating performance
       (a):
        Return on average assets                1.23%        1.25%
        Return on average stockholders'
         equity                                14.55%       15.40%
        Net interest margin (FTE)               4.43%        4.31%
        Efficiency ratio (FTE)                 59.83%       59.75%

    CAPITAL RATIOS:
        Period-end capital to risk-
         weighted assets:
            Tier 1
            Total
        Period-end tier 1 leverage ratio

    ASSET QUALITY:
        Net recoveries (charge-offs)             $148         $(36)    511.1%
        Nonperforming assets:
            Nonaccrual loans
            Loans 90+ days past due and
             accruing
            Other real estate owned
                Total nonperforming
                 assets and past due
                 loans
        Allowance for credit losses to
         loans, net
             of unearned income, at
              period-end
        Nonperforming and past due loans
         to total
            loans, net of unearned
             income, at period-end
        Nonperforming assets and past due
         loans
            to total assets, at period-
             end
        Annualized net recoveries
         (charge-offs) to average
              loans, net of unearned
               income                           0.07%       (0.02%)


    NONINTEREST INCOME AND EXPENSE
     BREAKDOWN:
        Noninterest income:
            Fees charged for deposit
             services                          $1,006         $953       5.6%
            Gains on sales of mortgage
             loans,
                 net of costs                     322          890     (63.8%)
            Net income on other real
             estate owned                           2           12     (83.3%)
            Gain on sale of investment
             securities                             -            -       0.0%
            Gain (loss) on sale of other
             assets, net                           (3)         708    (100.4%)
            Financial Services sales              150           90      66.7%
            Other noninterest income              371          326      13.8%
                                                1,848        2,979     (38.0%)
        Noninterest expenses:
            Salaries and payroll taxes          3,583        3,532       1.4%
            Employee benefits                     718          479      49.9%
            Occupancy, net                      1,000          858      16.6%
            Equipment                             514          454      13.2%
            Data processing                       498          493       1.0%
            Marketing                             199          197       1.0%
            Other noninterest expenses          1,075        1,237     (13.1%)
                                                7,587        7,250       4.6%

    AVERAGE BALANCES:
        Federal funds sold and
            interest-bearing deposits (c)      $8,584      $51,423     (83.3%)
        Investment securities and
         securities
            available-for-sale                135,749      169,630     (20.0%)
        Loans, net of unearned income         818,038      669,602      22.2%
        Loans originated for sale (c)           6,891       18,490     (62.7%)
        Total earning assets                  969,262      909,145       6.6%
        Total assets                        1,012,865      964,230       5.0%
        Interest-bearing deposits:
            NOW accounts                       86,806       84,025       3.3%
            Savings / money market
             accounts                         207,351      186,087      11.4%
            Time deposits                     292,383      290,054       0.8%
        Noninterest-bearing deposits          192,030      160,191      19.9%
        Total deposits                        778,570      720,357       8.1%
        Short-term borrowings (c)             124,563      136,391      (8.7%)
        Long-term borrowings                   20,000       20,000       0.0%
        Total interest-bearing
         liabilities                          731,103      716,557       2.0%
        Stockholders' equity                   85,420       78,338       9.0%

    YIELD ANALYSIS:
        Federal funds sold and
            interest-bearing deposits           0.88%        1.33%
        Investment securities and
         securities
            available-for-sale (FTE)            3.96%        4.77%
        Loans, net of unearned income
         (FTE)                                  5.75%        6.43%
        Total yield on earning assets
         (FTE)                                  5.46%        5.83%

        Interest-bearing deposits
            NOW accounts                        0.10%        0.21%
            Savings and money market
             accounts                           0.37%        1.02%
            Time deposits                       2.46%        3.15%
        Short-term borrowings                   0.68%        1.15%
        Long-term borrowings                    5.34%        5.34%
        Total cost of interest-bearing
         liabilities                            1.36%        1.93%



    (a) Core operating performance reflects GAAP-based performance presented on a fully tax-equivalent basis, exclusive of non-recurring items. For the periods presented, non-recurring items include the gain of $720,000 on the sale of the administrative building in the fourth quarter of 2002, net of the tax effect of $284,000.
    (b) Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.
    (c) Variances reflect significant fluctuations in account balances due to the nature of the accounts.

           Certain reclassifications of information previously reported have been made to conform with current presentation.



                                COLUMBIA BANCORP
                      Consolidated Statements of Condition
                             (Dollars in Thousands)

                                               December 31,      December 31,
                                                    2003              2002
                                                (unaudited)        (audited)
    Assets
    Cash and due from banks                         $35,846          $37,909
    Interest-bearing deposits with banks                205              214
    Federal funds sold                                3,292          101,248
    Investment securities                            77,344          112,545
    Securities available-for-sale                    56,583           38,953
    Residential mortgage loans originated
     for sale                                         6,046           10,515

    Loan receivables:
        Commercial                                  255,253          198,223
        Real estate development and
         construction                               272,107          187,063
        Real estate mortgage:
            Residential                              16,349           13,779
            Commercial                              121,336          122,458
        Retail, principally second
         mortgage loans
            and residential equity lines
             of credit                              169,298          143,359
        Other                                         1,504              388
    Total loans                                     835,847          665,270
          Less: unearned income, net of
           origination costs                           (363)            (444)
                   allowance for credit
                    losses                          (10,828)          (8,839)
    Total loans, net                                824,656          655,987

    Other real estate owned                               -              178
    Property and equipment, net                       7,332            6,974
    Prepaid expenses and other assets                17,951           17,479

              Total assets                       $1,029,255         $982,002

    Liabilities
    Deposits:
          Noninterest-bearing                      $206,323         $171,182
          Interest-bearing                          581,285          559,431
              Total deposits                        787,608          730,613
    Short-term borrowings                           128,844          147,903
    Long-term borrowings                             20,000           20,000
    Accrued expenses and other
     liabilities                                      7,354            6,563
              Total liabilities                     943,806          905,079

    Stockholders' equity
    Common stock, $.01 par value per
     share; authorized
        10,000,000 shares; outstanding
         7,170,882
         and 7,109,607 shares,
          respectively                                   72               71
    Additional paid-in capital                       47,886           47,439
    Retained earnings                                37,561           29,408
    Accumulated other comprehensive
     income (loss)                                      (70)               5
              Total stockholders' equity             85,449           76,923

              Total liabilities and
               stockholders' equity              $1,029,255         $982,002

    Certain reclassifications of information previously reported have been made to conform with current presentation.



                                 COLUMBIA BANCORP
                        Consolidated Statements of Income
                   (Dollars in Thousands Except Per-Share Data)


                                     Twelve Months Ended  Three Months Ended
                                        December 31,         December 31,
                                       2003       2002      2003       2002

                                   (unaudited) (audited) (unaudited) (audited)
    Interest income:
        Loans                         $44,962    $43,649   $11,841    $11,097
        Investment securities           6,161      8,605     1,292      2,019
        Federal funds sold and
         interest-bearing deposits
         with banks                       280        312        18        172
              Total interest income    51,403     52,566    13,151     13,288
    Interest expense:
        Deposits                        8,814     12,549     2,024      2,825
        Borrowings                      1,922      2,930       483        665
              Total interest expense   10,736     15,479     2,507      3,490
              Net interest income      40,667     37,087    10,644      9,798
    Provision for credit losses         1,170        835       120         35
              Net interest income
               after provision
                for credit losses      39,497     36,252    10,524      9,763
    Noninterest income:
        Fees charged for deposit
         services                       3,994      3,570     1,006        953
        Gains on sales of mortgage
         loans, net of costs            2,955      2,098       322        890
        Net income on other real
         estate owned                      22        110         2         12
        Gain on sale of investment
         securities                        28          -         -          -
        Financial Services sales          606        300       150         90
        Other                           1,358      1,867       368      1,034
              Total noninterest
               income                   8,963      7,945     1,848      2,979
    Noninterest expense:
        Salaries and employee
         benefits                      16,451     14,784     4,301      4,011
        Occupancy, net                  3,818      3,340     1,000        858
        Equipment                       1,958      1,852       514        454
        Data processing                 1,955      1,656       498        493
        Marketing                       1,038        887       199        197
        Cash management services          579        639       140        175
        Professional fees                 663        242        95         88
        Deposit insurance                 196        179        49         46
        Other                           3,312      3,587       791        928
              Total noninterest
               expense                 29,970     27,166     7,587      7,250
              Income before income
               taxes                   18,490     17,031     4,785      5,492
    Income tax provision                6,586      6,160     1,652      2,015
              Net income               11,904     10,871     3,133      3,477

    Per common share data:
        Net income:  Basic              $1.67      $1.53     $0.44      $0.49
                     Diluted             1.62       1.50      0.42       0.48

        Cash dividends declared        $0.525     $0.455     $0.15     $0.125


    Certain reclassifications of information previously reported have been made to conform with current presentation.


                                 COLUMBIA BANCORP
            Reconciliation of GAAP-based Operating Performance Measures and Core Operating Performance Measures
                   (Dollars in Thousands Except Per-Share Data)


                                                               Three Months
                                         Twelve Months Ended       Ended
                                            December 31,       December 31,
                                           2003      2002     2003      2002
                                            (unaudited)        (unaudited)
      GAAP-based Operating Performance
     Measures:
        Net interest income               $40,667   $37,087  $10,644   $9,798
        Provision for credit losses         1,170       835      120       35
        Noninterest income                  8,963     7,945    1,848    2,979
        Noninterest expense                29,970    27,166    7,587    7,250
        Income before taxes                18,490    17,031    4,785    5,492
        Income tax provision                6,586     6,160    1,652    2,015
        Net income                         11,904    10,871    3,133    3,477

        Return on average assets            1.22%     1.15%    1.23%    1.25%
        Return on average equity           14.63%    14.17%   14.55%   15.40%
        Net interest margin                 4.36%     4.34%    4.36%    4.28%
        Efficiency ratio                   60.39%    60.33%   60.73%   56.74%

        Net income per share - diluted      $1.62     $1.50    $0.42    $0.48


    Non-GAAP adjustments
      1. Tax equivalent adjustment -
            net interest income              $539      $301     $188      $76

      2. Gain on sale of office building       $-      $720       $-     $720
         Income tax provision                   -       284        -      284
         Net income                            $-      $436       $-     $436


    Core Operating Performance Measures
        Net interest income - tax
         equivalent                       $41,206   $37,388  $10,832   $9,874
        Tax equivalent adjustment            (539)     (301)    (188)     (76)
        Net interest income                40,667    37,087   10,644    9,798
        Provision for credit losses         1,170       835      120       35
        Noninterest income                  8,963     7,225    1,848    2,259
        Noninterest expense                29,970    27,166    7,587    7,250
        Income before taxes                18,490    16,311    4,785    4,772
        Income tax provision                6,586     5,876    1,652    1,731
        Net income                         11,904    10,435    3,133    3,041

        Return on average assets            1.22%     1.15%    1.23%    1.25%
        Return on average equity           14.63%    14.17%   14.55%   15.40%
        Net interest margin (FTE)           4.42%     4.37%    4.43%    4.31%
        Efficiency ratio (FTE)             59.74%    60.89%   59.83%   59.75%

        Net income per share - diluted      $1.62     $1.44    $0.42    $0.42



                                 COLUMBIA BANCORP
                            2003 Quarterly Highlights
                  (Dollars in Thousands, Except Per-Share Data)

                                       4Q03       3Q03       2Q03       1Q03
                                                    (unaudited)
    SUMMARY OF OPERATING RESULTS:
      GAAP-based:
        Interest income              $13,151    $13,051    $12,828    $12,373
        Interest expense               2,507      2,559      2,758      2,912
          Net interest income         10,644     10,492     10,070      9,461
        Provision for credit
         losses                          120          -        745        305
        Noninterest income             1,848      2,737      2,444      1,934
        Noninterest expense            7,587      7,849      7,335      7,199
          Income before taxes          4,785      5,380      4,434      3,891
        Income tax provision           1,652      1,937      1,597      1,400
          Net income                   3,133      3,443      2,837      2,491

      Based on core operating
       performance (a):
        Tax-equivalent interest
         income                      $13,339    $13,169    $12,941    $12,493
        Interest expense               2,507      2,559      2,758      2,912
            Tax-equivalent net
             interest income          10,832     10,610     10,183      9,581
        Tax-equivalent adjustment        188        118        113        120
            Net interest income       10,644     10,492     10,070      9,461
        Provision for credit
         losses                          120          -        745        305
        Noninterest income             1,848      2,737      2,444      1,934
        Noninterest expense            7,587      7,849      7,335      7,199
            Income before taxes        4,785      5,380      4,434      3,891
        Income tax provision           1,652      1,937      1,597      1,400
        Net income                     3,133      3,443      2,837      2,491

    PER SHARE DATA:
        Net income:
           GAAP-based:
              Basic                    $0.44      $0.48      $0.40      $0.35
              Diluted                  $0.42      $0.47      $0.39      $0.34
           Based on core operating
            performance (a):
              Basic                    $0.44      $0.48      $0.40      $0.35
              Diluted                  $0.42      $0.47      $0.39      $0.34
        Average number of shares
         outstanding:
            Basic                  7,164,091  7,137,668  7,117,805  7,115,612
            Diluted                7,413,256  7,387,088  7,346,462  7,290,541
        Book value, at period end     $11.92     $11.65     $11.31     $11.02
        Tangible book value, at
         period end                    11.92      11.65      11.31      11.02
        Cash dividends declared        0.150      0.125      0.125      0.125

    PERIOD END DATA:
        Loans, net of unearned
         income                     $835,484   $797,108   $750,509   $696,322
        Investment securities and
         securities
           available-for-sale        133,927    142,048    140,552    145,714
        Assets                     1,029,255  1,013,492  1,060,141    993,570
        Noninterest-bearing
         deposits                    206,323    190,576    197,490    182,421
        Interest-bearing deposits    581,285    584,401    586,507    565,106
            Total deposits           787,608    774,977    783,997    747,527
        Customer funding sources
         (a)                         890,852    902,188    953,987    890,197
        Stockholders' equity          85,449     83,132     80,538     78,422

    PERFORMANCE RATIOS:
      GAAP-based:
        Return on average assets       1.23%      1.36%      1.18%      1.09%
        Return on average
         stockholders' equity         14.55%     16.56%     14.26%     12.92%
        Net interest margin            4.36%      4.34%      4.40%      4.35%
        Efficiency ratio              60.73%     59.33%     58.61%     63.18%
      Based on core operating
       performance (a):
        Return on average assets       1.23%      1.36%      1.18%      1.09%
        Return on average
         stockholders' equity         14.55%     16.56%     14.26%     12.92%
        Net interest margin (FTE)      4.43%      4.39%      4.45%      4.40%
        Efficiency ratio (FTE)        59.83%     58.81%     58.10%     62.52%


    CAPITAL RATIOS:
        Period-end capital to
         risk-weighted assets:
            Tier 1                     9.28%      9.31%      9.20%      9.62%
            Total                     10.45%     10.49%     10.33%     10.73%
        Period-end tier 1 leverage
         ratio                         8.43%      8.30%      8.34%      8.49%

    ASSET QUALITY:
        Net recoveries (charge-
         offs)                          $148       $695        $21       $(45)
        Nonperforming assets:
            Nonaccrual loans             892        974        720        806
            Restructured loans             -          -        643          -
            Loans 90+ days past
             due and accruing             72        127        112        164
            Other real estate
             owned                         -          -          -          -
                Total
                 nonperforming
                 assets and past
                 due loans               964      1,101      1,475        970
        Allowance for credit
         losses to loans, net
             of unearned income,
              at period-end            1.30%      1.32%      1.31%      1.31%
        Nonperforming and past due
         loans to total loans, net
            of unearned income, at
             period-end                0.12%      0.14%      0.20%      0.14%
        Nonperforming assets and
         past due loans
            to total assets, at
             period-end                0.09%      0.11%      0.14%      0.10%
        Annualized net recoveries
         (charge-offs) to average
              loans, net of
               unearned income         0.07%      0.36%      0.01%     (0.03%)

    NONINTEREST INCOME AND EXPENSE
     BREAKDOWN:
        Noninterest income:
            Fees charged for
             deposit services         $1,006     $1,056       $994       $938
            Gains on sales of
             mortgage loans, net
             of costs                    322      1,168        834        630
            Net income (loss) on
             other real estate
             owned                         2        (21)        30         11
            Gain on sale of
             investment securities         -         28          -          -
            Gain (loss) on sale of
             other assets, net            (3)        (6)         -         (1)
            Financial Services
             sales                       150        208        125        123
            Other noninterest
             income                      371        304        461        233
                  Total
                   noninterest
                   income              1,848      2,737      2,444      1,934

        Noninterest expenses:
            Salaries and payroll
             taxes                     3,583      3,717      3,610      3,440
            Employee benefits            718        598        255        530
            Occupancy, net             1,000        974        920        924
            Equipment                    514        500        495        449
            Data processing              498        563        484        410
            Marketing                    199        272        335        232
            Other noninterest
             expenses                  1,075      1,225      1,236      1,214
                  Total
                   noninterest
                   expenses            7,587      7,849      7,335      7,199


    AVERAGE BALANCES:
        Federal funds sold and
         interest bearing deposits    $8,584    $23,355    $25,995    $43,101
        Investment securities and
         securities
            available-for-sale       135,749    139,201    151,508    151,552
        Loans, net of unearned
         income                      824,929    796,685    721,274    688,230
        Total earning assets         969,262    959,241    918,722    882,883
        Total assets               1,012,865  1,003,752    965,980    926,466
        Interest-bearing deposits:
            NOW accounts              86,806     92,491     93,717     84,388
            Savings and money
             market accounts         207,351    205,166    198,470    186,126
            Time deposits            292,383    280,345    280,242    282,201
        Noninterest-bearing
         deposits                    192,030    182,221    168,554    160,133
        Total deposits               778,570    760,223    740,983    712,848
        Short-term borrowings (b)    124,563    137,021    115,939    106,739
        Long-term borrowings          20,000     20,000     20,000     20,000
        Total interest-bearing
         liabilities                 731,103    735,023    708,368    679,454
        Stockholders' equity          85,420     82,502     79,775     78,182

    YIELD ANALYSIS:
        Federal funds sold and
            interest bearing
             deposits                  0.88%      0.95%      1.18%      1.20%
        Investment securities and
         securities
            available-for-sale         3.96%      4.34%      4.59%      4.69%
        Loans, net of unearned
         income (FTE)                  5.75%      5.77%      6.02%      6.25%
        Total yield on earning
         assets (FTE)                  5.46%      5.45%      5.65%      5.74%

        Interest-bearing deposits
            NOW accounts               0.10%      0.10%      0.10%      0.19%
            Savings and money
             market accounts           0.37%      0.37%      0.64%      0.82%
            Time deposits              2.46%      2.62%      2.78%      2.90%
        Short-term borrowings          0.68%      0.57%      0.69%      0.81%
        Long-term borrowings           5.34%      5.71%      5.50%      5.34%
        Total cost of interest-
         bearing liabilities           1.36%      1.38%      1.56%      1.74%


    (a) Core operating performance reflects GAAP-based performance presented on a fully tax-equivalent basis, exclusive of non-recurring items. For the periods presented, non-recurring items include the gain of $720,000 on the sale of the administrative building in the fourth quarter of 2002, net of the tax effect of $284,000.
    (b) Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.
    (c) Variances reflect significant fluctuations in account balances due to the nature of the accounts.

         Certain reclassifications of information previously reported have been made to conform with current presentation.



                                 COLUMBIA BANCORP
                            2002 Quarterly Highlights
                  (Dollars in Thousands, Except Per Share Data)

                                       4Q02       3Q02       2Q02       1Q02
                                                     (unaudited)
    SUMMARY OF OPERATING RESULTS:
      GAAP-based:
        Interest income              $13,288    $13,401    $13,220    $12,657
        Interest expense               3,490      3,961      3,967      4,061
          Net interest income          9,798      9,440      9,253      8,596
        Provision for credit
         losses                           35         42        681         77
        Noninterest income             2,979      1,700      1,640      1,626
        Noninterest expense            7,250      6,716      6,591      6,609
          Income before taxes          5,492      4,382      3,621      3,536
        Income tax provision           2,015      1,643      1,304      1,198
          Net income                   3,477      2,739      2,317      2,338

      Based on core operating
       performance (a):
        Tax-equivalent interest
         income                      $13,364    $13,490    $13,293    $12,720
        Interest expense               3,490      3,961      3,967      4,061
            Tax-equivalent net
             interest income           9,874      9,529      9,326      8,659
        Tax-equivalent adjustment         76         89         73         63
            Net interest income        9,798      9,440      9,253      8,596
        Provision for credit
         losses                           35         42        681         77
        Noninterest income             2,259      1,700      1,640      1,626
        Noninterest expense            7,250      6,716      6,591      6,609
            Income before taxes        4,772      4,382      3,621      3,536
        Income tax provision           1,731      1,643      1,304      1,198
        Net income                     3,041      2,739      2,317      2,338

    PER SHARE DATA:
        Net income:
           GAAP-based:
              Basic                    $0.49      $0.39      $0.33      $0.33
              Diluted                   0.48       0.38       0.32       0.32
           Based on core operating
            performance (a):
              Basic                    $0.43      $0.39      $0.33      $0.33
              Diluted                   0.42       0.38       0.32       0.32
        Average number of shares
         outstanding:
            Basic                  7,102,582  7,099,666  7,097,964  7,106,850
            Diluted                7,284,434  7,271,809  7,274,443  7,229,773
        Book value, at period end     $10.82     $10.48     $10.19      $9.95
        Tangible book value, at
         period end                    10.82      10.48      10.19       9.95
        Cash dividends declared        0.125       0.11       0.11       0.11

    PERIOD END DATA:
        Loans, net of unearned
         income                     $664,826   $664,688   $666,504   $616,528
        Investment securities and
         securities
           available-for-sale        151,498    178,112    178,040    181,195
        Assets                       982,002    990,902    926,166    864,276
        Noninterest-bearing
         deposits                    171,182    169,726    168,737    150,975
        Interest-bearing deposits    559,431    557,675    532,159    501,508
            Total deposits           730,613    727,401    700,896    652,483
        Customer funding sources
         (a)                         878,516    890,807    826,823    759,379
        Stockholders' equity          76,923     74,385     72,345     70,606

    PERFORMANCE RATIOS:
      GAAP-based:
        Return on average assets       1.43%      1.17%      1.06%      1.13%
        Return on average
         stockholders' equity         17.61%     14.62%     12.95%     13.48%
        Net interest margin            4.28%      4.29%      4.49%      4.40%
        Efficiency ratio              56.74%     60.29%     60.51%     64.65%
      Based on core operating
       performance (a):
        Return on average assets       1.25%      1.17%      1.06%      1.13%
        Return on average
         stockholders' equity         15.40%     14.62%     12.95%     13.48%
        Net interest margin (FTE)      4.31%      4.34%      4.53%      4.43%
        Efficiency ratio (FTE)        59.75%     59.81%     60.10%     64.26%



    CAPITAL RATIOS:
        Period-end capital to
         risk-weighted assets:
            Tier 1                     9.95%      9.50%      9.43%      9.93%
            Total                     11.10%     10.63%     10.59%     11.08%
        Period-end tier 1 leverage
         ratio                         8.48%      8.00%      8.24%      8.41%

    ASSET QUALITY:
        Net (charge-offs)
         recoveries                     $(36)      $(61)      $(43)      $119
        Nonperforming assets:
            Nonaccrual loans             563        710      1,126      1,501
            Loans 90+ days past
             due and accruing            168        219        242        323
            Other real estate
             owned                       178        443        619      1,182
                Total
                 nonperforming
                 assets and past
                 due loans               909      1,372      1,987      3,006
        Allowance for credit
         losses to loans, net
             of unearned income,
              at period-end            1.33%      1.33%      1.33%      1.33%
        Nonperforming and past due
         loans to total loans,
            net of unearned
             income, at period-end     0.11%      0.14%      0.21%      0.30%
        Nonperforming assets and
         past due loans
            to total assets, at
             period-end                0.09%      0.14%      0.21%      0.35%
        Annualized net (charge-
         offs) recoveries to
         average
              loans, net of
               unearned income        (0.02%)    (0.04%)    (0.03%)     0.08%

    NONINTEREST INCOME AND EXPENSE
     BREAKDOWN:
        Noninterest income:
            Fees charged for
             deposit services           $953       $886       $870       $861
            Gains on sales of
             mortgage loans, net
             of costs                    890        410        336        462
            Gain (loss) on sale of
             other assets, net           708         53          -         (4)
            Net income on other
             real estate owned            12         17         94        (13)
            Financial Services
             sales                        90         89         82         39
            Other noninterest
             income                      326        245        258        281
                  Total
                   noninterest
                   income              2,979      1,700      1,640      1,626
        Noninterest expenses:
            Salaries and payroll
             taxes                     3,532      3,333      3,208      3,073
            Employee benefits            479        162        518        479
            Occupancy, net               858        844        812        826
            Equipment                    454        439        488        471
            Data processing              493        399        385        379
            Marketing                    197        202        273        215
            Other noninterest
             expenses                  1,237      1,337        907      1,166
                  Total
                   noninterest
                   expenses            7,250      6,716      6,591      6,609


    AVERAGE BALANCES:
        Federal funds sold and
         interest bearing deposits   $51,423    $21,830     $6,046     $5,258
        Investment securities and
         securities
            available-for-sale       169,630    176,965    178,178    171,778
        Loans, net of unearned
         income                      688,092    673,294    641,943    615,691
        Total earning assets         909,145    872,089    826,167    792,727
        Total assets                 964,230    926,432    877,436    842,674
        Interest-bearing deposits:
            NOW accounts              84,025     75,194     71,863     68,818
            Savings and money
             market accounts         186,087    178,603    167,238    163,272
            Time deposits            290,054    291,825    275,511    257,076
        Noninterest-bearing
         deposits                    160,191    154,653    146,355    136,671
        Total deposits               720,357    700,275    660,967    625,837
        Short-term borrowings (b)    136,391    126,933    120,366    121,310
        Long-term borrowings          20,000     20,000     20,000     20,000
        Total interest-bearing
         liabilities                 716,557    692,555    654,978    630,476
        Stockholders' equity          78,338     74,335     71,786     70,315

    YIELD ANALYSIS:
        Federal funds sold and
            interest bearing
             deposits                  1.33%      1.69%      1.79%      1.70%
        Investment securities and
         securities
            available-for-sale         4.77%      4.86%      5.10%      5.21%
        Loans, net of unearned
         income (FTE)                  6.43%      6.62%      6.87%      6.91%
        Total yield on earning
         assets (FTE)                  5.83%      6.14%      6.45%      6.51%

        Interest-bearing deposits
            NOW accounts               0.21%      0.24%      0.24%      0.24%
            Savings and money
             market accounts           1.02%      1.30%      1.38%      1.36%
            Time deposits              3.15%      3.53%      3.76%      4.27%
        Short-term borrowings          1.15%      1.46%      1.67%      1.66%
        Long-term borrowings           5.34%      5.34%      5.33%      5.35%
        Total cost of interest-
         bearing liabilities           1.93%      2.27%      2.43%      2.61%


    (a) Core operating performance reflects GAAP-based performance presented on a fully tax-equivalent basis, exclusive of non-recurring items. For the periods presented, non-recurring items include the gain of $720,000 on the sale of the administrative building in the fourth quarter of 2002, net of the tax effect of $284,000.
    (b) Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.
    (c) Variances reflect significant fluctuations in account balances due to the nature of the accounts.

         Certain reclassifications of information previously reported have been made to conform with current presentation.



SOURCE  Columbia Bancorp
    -0-                             01/22/2004
    /CONTACT:  John A. Scaldara, Jr., CFO of Columbia Bancorp,
+1-410-423-8012/
    /Company News On-Call: http://www.prnewswire.com/comp/127921.html / /Web site: http://www.columbank.com /
    (CBMD)

CO:  Columbia Bancorp
ST:  Maryland
IN:  FIN
SU:  ERN